Exhibit 10.3

EXECUTION COPY

OMNIBUS AMENDMENT NO. 2 AND CONSENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
AND
AMENDMENT NO. 3 TO AMENDED AND RESTATED SECURITYAGREEMENT

This OMNIBUS AMENDMENT NO. 2 AND CONSENT to SIXTH AMENDED AND RESTATED CREDIT AGREEMENT and AMENDMENT NO. 3 TO AMENDED AND RESTATED SECURITY AGREEMENT (the “Amendment”), dated as of August 21, 2015, is entered into by and among Tesoro Corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (the “Subsidiary Grantors” and, together with the Borrower, the “Grantors”), the financial institutions listed on the signature pages hereof (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under the below-defined Credit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Sixth Amended and Restated Credit Agreement dated as of January 4, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, the Borrower has informed the Agent that, notwithstanding the terms of Section 6.25 of the Credit Agreement as in effect prior to this Amendment, the Borrower has caused funds on deposit in the Collection Accounts to be released to Borrower operating accounts maintained at Lenders other than JPMorgan (collectively, the “Collection Account Transfers”);

WHEREAS, the Borrower has requested that the Lenders party hereto and the Agent consent to the Collection Account Transfers;

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders party hereto and the Agent are willing to consent to the Collection Account Transfers;

WHEREAS, the Grantors and the Agent are parties to an Amended and Restated Security Agreement, dated as of March 16, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, the Grantors wish to amend the Security Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Security Agreement on the terms and conditions set forth herein.

ACTIVE 209499242v.12

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Grantors, the Agent and the Lenders party hereto hereby agree as follows:

1.    Amendments to Credit Agreement.    Effective as of the date of satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical order therein:

“ “JPMorgan Money Market Mutual Fund Interests” means shares in certain money market mutual funds advised by J.P. Morgan Investment Management Inc., an affiliate of JPMorgan, each as reflected on such fund’s shareholder records maintained by Boston Financial Data Services, Inc., as transfer agent on behalf of each such fund.”

“ “Second Amendment Effective Date” means August 21, 2015.”

(b) The definition of “Perfected Cash Interests” contained in Section 1.1 of the Credit
Agreement is hereby amended to amend and restate such definition in its entirety as follows:

““Perfected Cash Interests” means Dollars or Cash Equivalent Investments on deposit in collection accounts, other accounts or otherwise (including the JPMorgan Money Market Mutual Fund Interests), in each case subject to control agreements in form and substance acceptable to the Agent that grant the Agent first priority perfected security interests in such accounts or investments and the Dollars and Cash Equivalent Investments (including proceeds thereof) on deposit or otherwise maintained or reflected therein or other similar arrangements whereby the bank, financial institution or other agent holding or reflecting such deposits or investments (or the issuer of such investments, as applicable to establish control) have acknowledged the Lien created thereon and the Agent holds a first priority perfected security interest therein.”

(c) Section 6.25 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“6.25 Collection Account. The Borrower and its Subsidiaries shall cause all collections of Receivables constituting Collateral and all proceeds of Collateral to be directly deposited into collection accounts (such accounts, “Collection Accounts”) maintained with JPMorgan or an Affiliate thereof or other financial institutions. Collection Accounts shall, upon the request of the Agent, be subject to account control agreements, in form and substance acceptable to the Agent, which grant the Agent control over and a first-priority perfected security interest in such Collection Accounts, including, without limitation, amounts and other items on deposit therein. If any collections referred to in the first sentence of this Section 6.25 are received by the Borrower, a Subsidiary, or any other Person, such collections shall be deemed to have been received by the Borrower, such Subsidiary or such other Person in trust for the Agent, and, upon the Borrower’s, such Subsidiary’s, or such other Person’s receipt thereof, the Borrower shall (or shall cause such Subsidiary or other Person to) promptly remit all of such collections, in their original form, for deposit into a Collection Account. Following the occurrence and during the continuance of a Default, all amounts received by the Agent, all amounts on deposit in the Collection Accounts, and all amounts constituting collections required to be deposited into Collection Accounts shall be the sole property of the Agent for the benefit of the Holders of Secured Obligations and shall be deemed received by the Agent for application to the Secured Obligations pursuant to the terms of this Agreement. With respect to any Collection Account described in this Section 6.25 not already subject to a control agreement on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall have ninety (90) days from the date of the Agent’s request therefor to cause such account to become subject to one of the aforementioned account control agreements. For the avoidance of doubt, amounts on deposit in any Collection Account and other Cash Equivalent Investments not subject to an account control agreement shall not constitute Perfected Cash Interests and therefore shall not be included in the Borrowing Base. Notwithstanding the foregoing, or anything to the contrary in Section 2.11.1, (a) the Borrower and its Subsidiaries shall be permitted to transfer amounts on deposit in any Collection Account to any other account or investment constituting a Cash Equivalent Investment (including the JPMorgan Money Market Mutual Fund Interests) so long as after giving effect to such transfer such amounts constitute Perfected Cash Interests and (b) at all times that (i) no Default exists and (ii) Excess Availability equals or exceeds $300,000,000, amounts which are on deposit in Collection Accounts or other accounts or investments referenced in the preceding clause (a) may be released, in a manner mutually satisfactory to the Borrower and the Agent, on a daily basis to the Borrower’s operating accounts maintained with JPMorgan or with any other Lender or otherwise at the direction of the Borrower (and such released amounts shall be automatically released from the Lien created by the Security Agreement and cease to be Collateral without delivery of any instrument or performance of any act by any party, and all rights to such released amounts shall revert to the Borrower or applicable Subsidiary). In connection with any release described in clause (b) of the immediately preceding sentence, the Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Lien on such released amounts.”

2.    Amendments to Security Agreement and Reaffirmation of Security Interest.

(a)    Effective as of the date of satisfaction of the conditions precedent set forth in
Section 4 below, the Security Agreement is hereby amended as follows:

(i) The definition of “Cash Equivalents” contained in Section 1.3 of the Security Agreement is hereby amended by (i) deleting the word “and” at the end of clause (4), (ii) replacing the period at the end of clause (5) with “; and” and (iii) adding new clause (6) as follows:

“(6)    Cash Equivalent Investments.”

(ii) The following new definition of “Cash Equivalent Investments” is hereby added to Section 1.3 of the Security Agreement in its appropriate alphabetical order therein:

“Cash Equivalent Investments” shall have the meaning set forth in the Credit
Agreement.”

(iii) Section 4.6 of the Security Agreement is hereby amended and restated in its entirety as follows:

“4.6. Deposit Accounts and Cash Equivalent Investments. Each Grantor will, within ninety (90) days of the Agent’s request (and as required pursuant to Section 6.25 of the Credit Agreement), cause each bank or other financial institution in which it maintains (a) a Deposit Account (other than a Deposit Account maintained for collections from retail sales) to enter into a control agreement with the Agent, in form and substance satisfactory to the Agent in order to give the Agent Control of the Deposit Account, (b) other Cash Equivalent Investments to enter into control agreements in form and substance acceptable to the Agent that grant the Agent Control over such investments, or (c) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Agent hereunder and cause each such bank or other financial institution to acknowledge such notification in writing. In the case of deposits maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.”

(b) For the avoidance of doubt, each Grantor hereby reaffirms the security interest granted under the terms and conditions of the Security Agreement and agrees that such security interest remains in full force and effect and is hereby ratified, reaffirmed and confirmed, and each Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Holders of Secured Obligations and (to the extent specifically provided for in the Security Agreement) their Affiliates, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral (as defined in the Security Agreement as amended hereby and including Cash Equivalent Investments) to secure the prompt and complete payment and performance of (i) the Secured Obligations in the case of the Borrower and (ii) the “Guaranteed Obligations” (as defined in the Guaranty) in the case of each other Grantor.

3. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, and notwithstanding the terms of Section 6.25 of the Credit Agreement as in effect prior to the effectiveness of this Amendment, the Lenders party hereto and the Agent hereby consent to the Collection Account Transfers and agree that the Collection Account Transfers are deemed to have been, and any subsequent actions taken with respect to amounts on deposit in Collection Accounts shall hereafter be, subject to Section 6.25 of the Credit Agreement as amended pursuant to this Amendment.

4. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

(a) the Agent shall have received executed copies of this Amendment from the Borrower, the Subsidiary Grantors and all of the Lenders required to execute and deliver this Amendment pursuant to the terms of the Credit Agreement;

(b) the Agent shall have received those agreements, documents, instruments and other deliverables appearing in Annex A hereto; and

(c) the Borrower shall have paid all fees and expenses of the Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with this Amendment.

5. Representations and Warranties of the Borrower and Subsidiary Grantors. The Borrower and each Subsidiary Grantor hereby represents and warrants as follows:

(a) The Credit Agreement and Security Agreement, each as previously executed and amended and as amended hereby constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Grantor party thereto, and is enforceable against the Borrower and each Subsidiary Grantor party thereto in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.

(b) (i) The representations and warranties contained in Article V of the Credit Agreement and Article 3 of the Security Agreement are true and correct as of the date hereof, after giving effect to this Amendment, except (x) with respect to Sections 5.5 and 5.7 of the Credit Agreement, the representations and warranties set forth in such Sections shall have been true and correct on and as of the date of the most recent Form 10-K or Form 10-Q filing, as applicable, made by the Borrower with the

U.S. Securities and Exchange Commission, and (y) with respect to any other representation and warranty set forth in Article V of the Credit Agreement and Article 3 of the Security Agreement, to the extent such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date and (ii) after giving effect to this Amendment, no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.

(c) The modifications contemplated by this Amendment are permitted under the terms of indentures and other agreements referenced in Section 9.17 of the Credit Agreement that remain in effect as of the date hereof.

(d) The Borrower and each Subsidiary Grantor has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by the Borrower and each Subsidiary Grantor of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings and the Amendment has been duly executed and delivered by the Borrower and each Subsidiary Grantor. No order, consent, adjudication, approval, license, authorization, or validation of, or exemption by, any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any Subsidiary Grantor, is required to be obtained by the Borrower or any Subsidiary Grantor in connection with the execution and delivery of the Amendment except where failure to obtain the same would not reasonably be expected to have a Material Adverse Effect.

6.    Effect on the Credit Agreement and Security Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement or the Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement or Security Agreement, as applicable, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement, the Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    For the avoidance of doubt, the parties hereto acknowledge and agree that this
Amendment constitutes a Loan Document as defined under the Credit Agreement.

7. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

11. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

12. Reaffirmation. Each of the undersigned Subsidiary Grantors and each other Subsidiary Guarantor signatory hereto hereby acknowledges receipt of a copy of this Amendment, and the Borrower and each Subsidiary Grantor and Subsidiary Guarantor affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and each Guaranty to which it is a party, and acknowledges and agrees that each such Loan Document executed by it in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION,
as the Borrower

By: \s\ Brad S. Lakhia
Name: Brad S. Lakhia
Title: Vice President and Treasurer

SUBSIDIARY GRANTORS:

TESORO WASATCH, LLC
TESORO COMPANIES, INC.
TESORO ALASKA COMPANY LLC (formerly known as
Tesoro Alaska Company)
TESORO REFINING & MARKETING COMPANY LLC
(formerly known as Tesoro Refining and Marketing Company)
TESORO WEST COAST COMPANY, LLC
TESORO SIERRA PROPERTIES, LLC
TESORO NORTHSTORE COMPANY
TESORO SOUTH COAST COMPANY, LLC
TESORO TRADING COMPANY
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO AVIATION COMPANY
TESORO MARITIME COMPANY
TESORO FAR EAST MARITIME COMPANY
GOLD STAR MARITIME COMPANY
CARSON COGENERATION COMPANY
TESORO INSURANCE HOLDING COMPANY
TRANS-FORELAND PIPELINE COMPANY LLC
TESORO RENEWABLES COMPANY LLC
UINTA EXPRESS PIPELINE COMPANY LLC
TESORO SOCAL COGEN COMPANY LLC

By: \s\ Brad S. Lakhia
Name: Brad S. Lakhia
Title: Vice President and Treasurer

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

SUBSIDIARY GRANTORS:

TREASURE FRANCHISE COMPANY LLC

By: \s\ ROBERT R. MOTLEY
Name: Robert R.Motley
Title: President and Manager

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

Solely with respect to Section 12 hereof:

TESORO CANADA SUPPLY & DISTRIBUTION LTD.
TESORO PANAMA COMPANY, S.A.

By: \s\ BRAD S. LAKHIA
Name: Brad S. Lakhia
Title: Vice President and Treasurer

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually, as the Non-Ratable Lender and as Administrative
Agent

By: \s\ J. DEVIN MOCK
Name: J. Devin Mock
Title: Authorized Officer

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By: \s\ SIMON MOCKFORD
Name: Simon Mockford
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

WELLS FARGO BANK, N.A.,
as a Lender

By: \s\ MATT HARBOUR
Name: Matt Harbour
Title: Duly Authorized Signer

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By: \s\ BRANDON WATKINS
Name: Brandon Watkins
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By: \s\ LUKE SYME
Name: Luke Syme
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

THE BANK OF TOKYO MITSUIBISHI UFJ, LTD.,
as a Lender

By: \s\ TODD VAUBEL
Name: Todd Vaubel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

CITIBANK, N.A.,
as a Lender

By: \s\ BRENDAN MACKAY
Name: Brendan Mackay
Title: Vice President and Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

By: \s\ DARRELL STANLEY
Name: Darrell Stanley
Title: Managing Director

By: \s\ MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

MIZUHO BANK, LTD.,
as a Lender

By: \s\ DONNA DEMAGISTRIS
Name: Donna DeMagistris
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

NATIXIS, NEW YORK BRANCH
as a Lender

By: \s\ JARRETT PRICE
Name: Jarrett Price
Title: Director

By: \s\ CARLOS QUINTEROS
Name: Carlos Quinteros
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
NEW YORK BRANCH, as a Lender

By: \s\ NURYS MALEKI
Name: Nurys Maleki
Title: Global Trade Finance

By: \s\ LUCA SACCHI
Name: Luca Sacchi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

BNP PARIBAS,
as a Lender

By: \s\ NICOLAS ANBERREE
Name: Nicolas Anberree
Title: Vice President

By: \s\ CLAUDIA ZARATE
Name: Claudia Zarate
Title: Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: \s\ PETER CUCCHIARA
Name: Peter Cucchiara
Title: Vice President

By: \s\ MICHAEL SHANNON
Name: Michael Shannon
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

REGIONS BANK,
as a Lender

By: \s\ GREGORY GARBUZ
Name: Gregory Garbuz
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

SUNTRUST BANK,
as a Lender

By: \s\ DAN CLUBB
Name: Dan Clubb
Title: Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

UBS AG, STAMFORD BRANCH,
as a Lender

By: \s\ DARLENE ARIAS
Name: Darlene Arias
Title: Director

By: \s\ CRAIG PEARSON
Name: Craig Pearson
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By: \s\ JOHN FRAZELL
Name: John Frazell
Title: Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

ROYAL BANK OF CANADA,
as a Lender

By: \s\ JASON YORK
Name: Jason York
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

CIBC INC.,
as a Lender

By: \s\ RICHARD ANTL
Name: Richard Antl
Title: Authorized Signatory

By: \s\ TRUDY NELSON
Name: Trudy Nelson
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

FIFTH THIRD BANK,
as a Lender

By: \s\ LARRY HAYES
Name: Larry Hayes
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: \s\ JAMES D. WEINSTEIN
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

RB INTERNATIONAL FINANCE (USA), LLC,
as a Lender

By: \s\ JOHN A. VALISKA
Name: John A. Valiska
Title: First Vice President

By: \s\ STEVEN VANSTEENBERGEN
Name: Steven VanSteenbergen
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: \s\ ART BOYLE
Name: Art Boyle
Title: Officer

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: \s\ NANCY MAK
Name: Nancy Mak
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: \s\ WADIE C. HABIBY
Name: Wadie C. Habiby
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: \s\ ROD SWENSON
Name: Rod Swenson
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By: \s\ MARK A. SERICE
Name: Mark A. Serice
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

CITY NATIONAL BANK, a national banking association,
as a Lender

By: \s\ MIA BOLIN
Name: Mia Bolin
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

FROST BANK,
as a Lender

By: \s\ SARAH CERNOSEK
Name: Sarah Cernosek
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

COMERICA BANK,
as a Lender

By: \s\ L. J. PERENYL
Name: L. J. Perenyl
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: \s\ MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: \s\ GREGORY FANTERI
Name: Gregory Fanteri
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

AMALGAMATED BANK,
as a Lender

By: \s\ MICHAEL L. LAMANES
Name: Michael L. LaManes
Title: First Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By: \s\ JEFFREY B. IERVESE
Name: Jeffrey B. Iervese
Title: Vice President

By: \s\ JOHN FINORE
Name: John Finore
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO.2 AND CONSENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 3 TO
AMENDED AND RESTATED SECURITY AGREEMENT

ANNEX A
TO
OMNIBUS AMENDMENT

List of Closing Deliverables1

1.
Omnibus Amendment No. 2 to Sixth Amended and Restated Credit Agreement and Amendment No. 3 to Amended and Restated Security Agreement (the “Amendment”) by and among the Borrower, the Subsidiary Grantors, the Lenders signatory thereto and the Agent.

2.
Evidence that the credit facility evidenced by that certain Term Loan Credit Agreement, dated as of January 28, 2013, among the Borrower, JPMorgan Chase Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto, has been terminated and cancelled, and that all indebtedness thereunder shall have been fully repaid and any and all liens thereunder shall have been terminated.

3.	UCC-1 Financing Statements naming each Credit Party as debtor and the Agent as secured party filed in the appropriate offices in the jurisdictions as described on Schedule I hereto.

4.	Control Agreement with respect to the JPMorgan Money Market Mutual Fund Interests.

5.	Opinion of Simpson Thacher & Bartlett LLP, special outside counsel to the Borrower and theSubsidiary Grantors addressed to the Agent and the Lenders.

6.
Certificate of the Secretary or an Assistant Secretary of each Grantor certifying (i) that there have been no changes in the Articles or Certificate of Incorporation, Certificate of Formation or other analogous charter document of such Credit Party, either as attached thereto and as certified as of a recent date by the Secretary of State (or the equivalent thereof) of its jurisdiction of organization since the date of the certification thereof by such Secretary of State (or equivalent thereof) or as previously certified to the Agent as of a prior date pursuant to documentation delivered in connection with the closing of the Credit Agreement, (ii) that there has been no change to the By-Laws, Limited Liability Company Agreement, Partnership Agreement or other analogous organizational document of such Grantor as previously certified to the Agent as of a prior date pursuant to documentation delivered in connection with the closing of the Credit Agreement, (iii) resolutions of the Board of Directors, Board of Managers or other analogous governing body of such Grantor authorizing the execution, delivery and performance of the Amendment and the Credit Agreement and Security Agreement as amended thereby, and (iv) the names and true signatures of the incumbent officers of such Grantor authorized to sign the Amendment and, in the case of the Borrower, authorized to request a Borrowing and the issuance, amendment, renewal or extension of a Letter of Credit under the Credit Agreement.

___________________________
1 Items appearing in bold and italics shall be prepared and/or provided by the Borrower and/or Borrower’s counsel.

Schedule I

UCC-1 Financing Statements

Debtor	Secured Party	Filing Jurisdiction
Tesoro Corporation	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Carson Cogeneration Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Gold Star Maritime Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Alaska Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Aviation Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Companies, Inc.	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Environmental Resources Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Far East Maritime Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Insurance Holding Company	JPMorgan Chase Bank, National Association, as	Secretary of State of Delaware

Agent
Tesoro Maritime Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Northstore Company	JPMorgan Chase Bank, National Association, as Agent	Department of Natural Resources of Alaska
Tesoro Refining & Marketing Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Renewables Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Sierra Properties, LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro SoCal Cogen Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro South Coast Company, LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Trading Company	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro Wasatch, LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Tesoro West Coast Company, LLC	JPMorgan Chase Bank, National Association, as	Secretary of State of Delaware

Agent
Trans-Foreland Pipeline Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Treasure Franchise Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware
Uinta Express Pipeline Company LLC	JPMorgan Chase Bank, National Association, as Agent	Secretary of State of Delaware